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                                                                 EXHIBIT 10.1.2


                               SECOND AMENDMENT TO
                       DEVELOPMENT AND LICENSING AGREEMENT


THIS AMENDMENT ("Second Amendment") to the Development and Licensing Agreement dated April 1, 1995 ("Agreement") among IT NETWORK, INC., a wholly-owned subsidiary of Source Media, Inc., and a Texas corporation located at Suite 1000, 8140 Walnut Hill Lane, Dallas. Texas 75231 ("ITN") and INTERACTIVE CHANNEL TECHNOLOGIES, INC., formerly known as Cableshare, Inc., an Ontario corporation with its office at 150 Dufferin Avenue, Suite 906, London, Ontario N684N6 ("ICT"), CABLE SHARE INTERNATIONAL, INC., a Barbados corporation with its office in Bridgetown, Barbados ("Cableshare Barbados"), CABLESHARE (U.S.) LIMITED, an Illinois corporation with its office in Chicago, Illinois ("Cableshare U.S.") and CABLESHARE B.V., a Netherlands corporation with its office in Amsterdam, Netherlands ("Cableshare B.V.") (ICT, Cableshare Barbados, Cableshare U.S. and Cableshare B.V. collectively "the ICT Companies") is entered into this 17th day of March, 1997.

WHEREAS, according to the First Amendment to Development and Licensing Agreement, entered into October 31, 1996 between ITN and the ICT Companies (the "First Amendment"), the Agreement was amended to expire on March 31, 1997; and

WHEREAS, ITN and the ICT Parties wish to modify certain terms and conditions set forth in the Agreement and to extend the Agreement, as amended by the First Amendment, beyond March 31, 1997.

NOW THEREFORE, in consideration of the mutual promises and conditions set forth in this Second Amendment, ITN and the ICT Companies agree as follows:

1. ITN and the ICT Companies mutually agree that the execution of this Second Amendment is a "written notice of renewal under Article 2.1 of the Agreement" and a return receipt of signed notice of renewal. Furthermore, Article 2.1 of the Agreement is amended in its entirety as follows:

         "This Agreement shall commence on the Effective Date and shall continue until June 1, 2002. This term may be renewed for successive five-year terms at the option of ITN and the ICT Companies by the delivery of written notice of renewal signed by ITN to the ICT Companies followed by the return by the ICT Companies to ITN of such notice of renewal signed by the ICT Companies prior to the date upon which this Agreement would otherwise expire. Each such renewal shall be on the same terms and conditions contained in this Agreement except as otherwise mutually agreed by the Parties."


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2.       Article 5.4 - Other Sales - shall be amended by adding at the end of the present paragraph the following:

         "If the chief executive officer of Cableshare and Scott Bedford (or such other person designated for such purpose by ITN) do not, or are not able to, settle the amount of the payments, the payments shall be an amount equivalent to five percent (5%) of the Revenue from the transaction (as "Revenue" is defined in the Existing License Agreement) provided that such five percent (5%) amount is not more than a rate charged any other customer for a license on similar terms and conditions."

3. All terms and conditions of the Agreement and the First Amendment not modified by this Second Amendment remain in effect as set forth in the Agreement and the First Amendment.

4. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have duly executed this Second Amendment as of the day and year first above written.

IT NETWORK, INC.                        SOURCE MEDIA, INC.

Per: /s/ [ILLEGIBLE]                    Per:  /s/ [ILLEGIBLE]
     -------------------------                ------------------------------

Title:  Secretary                       Title:  Chief Financial Officer
       -----------------------                  and Treasurer
                                                ---------------------------
INTERACTIVE CHANNEL TECHNOLOGIES, INC.


Per: /s/ [ILLEGIBLE]
     -------------------------

Title:  Secretary
       -----------------------



CABLESHARE, B.V.                        CABLE SHARE INTERNATIONAL, INC.


Per: /s/ [ILLEGIBLE] - Director         Per:  /s/ [ILLEGIBLE]
     --------------------------               ------------------------------

Title:  [ILLEGIBLE- - Director          Title:  Secretary
      ------------------------                  ---------------------------

CABLESHARE (U.S.) LIMITED


Per: /s/ [ILLEGIBLE]
     -------------------------

Title:  Secretary
       -----------------------